SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



      Date of Report (date of earliest event reported): September 25, 1998

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                     1-9466                     13-3216325
           (Commission File Number) (IRS Employer Identification No.)


                            3 World Financial Center
                            New York, New York  10285
                        (Address of principal  (Zip Code)
                          executive offices)

               Registrant's telephone number, including area code:
                                 (212) 526-7000

Item 5.  Other Events

     On September 25, 1998 Lehman Brothers Holdings Inc. (the "Registrant") issued a press release, a copy of which is attached as an exhibit.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibit

The following Exhibit is filed as part of this Report.

         99.1     Press Release

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LEHMAN BROTHERS HOLDINGS INC.


                                         By:  /s/ Karen M. Muller
                                         ----------------------
                                              Karen M. Muller
                                              Vice President




Date:  September 28, 1998

                                  EXHIBIT INDEX



Exhibit No.                         Exhibit

Exhibit 99.1                        Press Release

                                                             Exhibit 99.1


[GRAPHIC OMITTED]

For Immediate Release                    Media Contact:      William J. Ahearn
                                                             (212) 526-4379


NEW YORK,  September  25, 1998 - Lehman  Brothers  said today  that,  as part of
Standard & Poor's change in outlook for firms throughout the securities industry, it is disappointed with the ratings agency's decision to put the Firm's debt ratings on CreditWatch with negative implications.

Earlier this week, the Firm's long-term debt ratings were reaffirmed by Moody's, with a "stable" outlook.

"While S&P's actions today clearly underscore its outlook on the entire securities industry," said Richard S. Fuld, Jr., Chairman and Chief Executive Officer, "Lehman Brothers has never been stronger, after four years of building our businesses, enhancing profitability, and growing our capital base."

Mr. Fuld pointed out that Lehman Brothers this week reported record earnings of $662 million for the first nine months of 1998, a return on equity of 20%, stockholders' equity of $5.349 billion, and total capital (stockholders' equity and long-term debt) of $33.730 billion. S&P noted that it "continues to have confidence in Lehman's risk management capabilities," and that its decision "does not reflect concern over any particular balance sheet exposures or operating problems." S&P noted that it felt the Firm was more concentrated in investment banking and capital markets activities than other major firms.

Mr. Fuld noted that the Firm was pleased that, given the current market environment, S&P expressed confidence in the Firm's risk management capabilities and had no concerns over specific exposures - comments similar to those made earlier this week by Moody's.

Lehman Brothers is a global investment bank with leadership positions in corporate finance, advisory services, municipal finance and fixed income and equity sales, trading and research. Lehman Brothers serves the financial needs of corporate, government and institutional clients, and high-net-worth individuals through offices in major financial centers worldwide.

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